Exhibit 10.1

FIRST AMENDMENT TO
CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of February 25, 2016, is entered into by and among Hooper Holmes, Inc. (“Borrower”), each of the undestigned financial institutions (individually each a “Lender” and collectively “Lenders”) and SWK FUNDING LLC, a Delaware limited liability company, in its capacity as administrative agent for the other Lenders (in such capacity, “Agent”).
RECITALS
WHEREAS, Borrower, Agent and Lenders entered into that certain Credit Agreement dated as of April 17, 2015, (as the same may be further amended, modified or restated from time to time, being hereinafter referred to as the “Credit Agreement”); and
WHEREAS, Borrower, Agent and Lenders desire to amend the Credit Agreement as set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties, intending to be legally bound, agree as follows:
ARTICLE I
Definitions
Capitalized terms used in this Amendment are defined in the Credit Agreement unless otherwise stated.
ARTICLE II
Amendments to Credit Agreement and Guarantee
2.1    Amendment to Annex II to Credit Agreement. Effective as of the First Amendment Effective Date, Annex II to the Credit Agreement is hereby amended to update the notice address for Agent as follows:
“SWK Funding LLC
14755 Preston Road, Suite 105
Dallas, Texas 75254
Email: notifications@swkhold.com

2.2    Amendment to Section 6.12 of the Credit Agreement. Effective as of the First Amendment Effective Date, Section 6.12 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“6.12    Additional Warrants.

If on or before April 30, 2016, either (i) the ACF Indebtedness has not been repaid in full, the liens securing such ACF Indebtedness have not been released, and the ACF Loan Documents have not been terminated or (ii) the ACF INdebtendess has not been refiananced in full pursuant to loan documentation acceptable to Agent (which shall include a replacement intercreditor agreement, in form and substance acceptable to Agent, between such refinancing lender and Agent), then Borrower shall issue to Agent an additional warrant for stock in Borrower valued, at the time of such issuance, at $1,250,000, the form and the terms of which shall be substantially similar to the form and terms of the Closing Date Warrant or as otherwise agreed to by Agent and Borrower”
ARTICLE III
Conditions Precedent and Post-Closing Obligations
3.1    The effectiveness of this Amendment is subject to the satisfaction of the following conditions precedent in a manner satisfactory to Agent, unless specifically waived in writing by Agent in its sole discretion (the date on which all such conditions are satisfied or waived referred to herein as the “First Amendment Effective Date”):
A.    Agent shall have received (i) this Amendment and (ii) within five (5) Business Days of the date hereof, $50,000 worth of shares of common stock of Borrower (with the share price to be used to determine the number of shares of such common stock to be issued by Borrower pursuant to this clause (ii) to be the equivalent of the lower of (A) the weighted average closing price for Borrower’s common stock for the previous 20 trading days before the date of issuance or (B) the closing price on the date prior to the date of issuance).
B.    [Reserved].
C.     The representations and warranties contained herein and in the Credit Agreement and the other Loan Documents, as each is amended hereby, shall be true and correct as of the date hereof, as if made on the date hereof, except for such representations and warranties as are by their express terms limited to a specific date.
D.    No Default or Event of Default shall have occurred and be continuing, unless such Default or Event of Default has been otherwise specifically waived in writing by Agent.
E.    All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Agent; and Borrower shall provide to Agent a secretary’s certificate with resolutions in form and substance acceptable to Agent.
F.    Agent shall have received evidence reasonably acceptable to Agent that Borrower has received not less than $2,500,000 of gross cash proceeds, in the aggregate, on or after January 1, 2016 pursuant to the issuance of Equity Interests in Borrower on terms and conditions satisfactory to Agent.
3.2    On or prior to the First Amendment Effective Date, and on the first Business Day of each month thereafter, Borrower shall provide to Agent an updated cash flow forecast for Borrower in form and substance acceptable to Agent (which shall include a cumulative comparison of actual results to prior cash flow projections delivered by Borrower).

ARTICLE IV
Ratifications, Representations and Warranties
4.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and the other Loan Documents, and, except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower, Lenders and Agent agree that the Credit Agreement and the other Loan Documents, as amended hereby, shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. Borrower agrees that this Amendment is not intended to and shall not cause a novation with respect to any or all of the Obligations.
4.2    Representations and Warranties. Borrower hereby represents and warrants to Agent and Lenders that (a) the execution, delivery and performance of this Amendment, the warrants referred to in Section 3.1 above and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite action (as applicable) on the part of Borrower and will not violate the organizational documents of Borrower; (b) Borrower’ directors have authorized the execution, delivery and performance of this Amendment, the warrants referred to in Section 3.1 above and any and all other Loan Documents executed and/or delivered in connection herewith; (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof and on and as of the date of execution hereof as though made on and as of each such date (except to the extent such representations and warranties expressly relate to an earlier date); (d) no Default or Event of Default under the Credit Agreement, as amended hereby, has occurred and is continuing; (e) Borrower is in full compliance in all material respects with all covenants and agreements contained in the Credit Agreement and the other Loan Documents, as amended hereby; and (f) except as disclosed to Agent, Borrower has not amended its organizational documents since the date of the Credit Agreement.
ARTICLE V

Miscellaneous Provisions
5.1    Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other Loan Document, including, without limitation, any document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Agent or any Lender or any closing shall affect the representations and warranties or the right of Agent and each Lender to rely upon them.
5.2    Reference to Credit Agreement. Each of the Credit Agreement and the other Loan Documents, and any and all other Loan Documents, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in the Credit Agreement and such other Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.
5.3    Expenses of Agent. As provided in the Credit Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Agent, or its Affiliates, in connection with the preparation, negotiation, and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of legal counsel, and all costs and expenses incurred by Agent and each Lender in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Documents, including, without, limitation, the reasonable costs and fees of legal counsel.
5.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
5.5    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Agent and each Lender and Borrower and their respective successors and assigns, except that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Agent.
5.6    Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. This Amendment may be executed by facsimile or electronic (.pdf) transmission, which facsimile or electronic (.pdf) signatures shall be considered original executed counterparts for purposes of this Section 5.6, and each party to this Amendment agrees that it will be bound by its own facsimile or electronic (.pdf) signature and that it accepts the facsimile or electronic (.pdf) signature of each other party to this Amendment.
5.7    Effect of Waiver. No consent or waiver, express or implied, by Agent to or for any breach of or deviation from any covenant or condition by Borrower shall be deemed a consent to or waiver of any other breach of the same or any other covenant, condition or duty.
5.8    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

5.9    Applicable Law. THE TERMS AND PROVISIONS OF SECTIONS 10.17 (GOVERNING LAW) AND 10.18 (FORUM SELECTION; CONSENT TO JURISDICTION) OF THE CREDIT AGREEMENT ARE HEREBY INCORPORATED HEREIN BY REFERENCE, AND SHALL APPLY TO THIS AMENDMENT MUTATIS MUTANDIS AS IF FULLY SET FORTH HEREIN.
5.10    Final Agreement. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, EACH AS AMENDED HEREBY, REPRESENT THE ENTIRE EXPRESSION OF THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF ON THE DATE THIS AMENDMENT IS EXECUTED. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED HEREBY, MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES. NO MODIFICATION, RESCISSION, WAIVER, RELEASE OR AMENDMENT OF ANY PROVISION OF THIS AMENDMENT SHALL BE MADE, EXCEPT BY A WRITTEN AGREEMENT SIGNED BY BORROWER AND AGENT.
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IN WITNESS WHEREOF, this Amendment has been executed and is effective as of the date first above‑written.
BORROWER:

HOOPER HOLMES, INC.,
a New York corporation

By:    /s/ Henry E. Dubois
Name: Henry E. Dubois
Title: Chief Executive Officer and President

AGENT AND LENDER:

SWK FUNDING LLC,
as Agent and a Lender

By:     SWK Holdings Corporation,
its sole Manager

By:     ____/s/ Winston Black
Name:        Winston Black
Title:        CEO

REAFFIRMATION OF GUARANTEE AND COLLATERAL AGREEMENT

The undersigned (the “Guarantor”) each hereby acknowledges and agrees to the amendments of the Credit Agreement contained in this First Amendment to Credit Agreement dated as of February 25, 2016 (the “Amendment”), and acknowledges and reaffirms its obligations owing to Agent and the Lenders under that certain Guarantee and Collateral Agreement dated as of April 17, 2015 (the “Guarantee Agreement”) and any of the other Loan Documents to which it is a party, and agrees that such Guarantee and Loan Documents are and shall remain in full force and effect. Although Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, Guarantor understands that Agent and Lenders have no obligation to inform Guarantor of such matters in the future or to seek Guarantor’s acknowledgement or agreement to future amendments or waivers, and nothing herein shall create such a duty.

HOOPER HOLMES, INC.,
a New York corporation

By:        /s/ Henry E, Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

HOOPER WELLNESS, LLC
a Kansas limited liability company

By:        /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

JEFFERSON ACQUISITION, LLC,
a Kansas limited liability company

By:        /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

HOOPER INFORMATION SERVICES, INC.,
a New Jersey corporation

By:        /s/ Henry E. Dubois
Name:    Henry E. Dubois

Title:    Chief Executive Officer and President

MID-AMERICA AGENCY SERVICES, INCORPORATED,
a Nebraska corporation

By:        /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

TEG ENTERPRISES, INC.,
a Nebraska corporation

By:        /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

HOOPER DISTRIBUTION SERVICES, LLC,
a New Jersey limited liability company

By: Hooper Homes, Inc.,
its Manager

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President

HOOPER KIT SERVICES, LLC,
a Kansas limited liability company

By: Hooper Homes, Inc.,
its sole Member

By:    /s/ Henry E. Dubois
Name:    Henry E. Dubois
Title:    Chief Executive Officer and President